Exhibit 99.1 J u l y 2 9 , 2 0 2 1 CARPENTER TECHNOLOGY CORPORATION th 4 Quarter Fiscal Year 2021 Earnings Call

Cautionary Statement Forward-looking statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Act of 1995. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ from those projected, anticipated or implied. The most significant of these uncertainties are described in Carpenter Technology’s filings with the Securities and Exchange Commission, including its report on Form 10-K for the year ended June 30, 2020, Form 10-Q for the quarters ended September 30, 2020, December 31, 2020 and March 31, 2021 and the exhibits attached to those filings. They include but are not limited to: (1) the cyclical nature of the specialty materials business and certain end-use markets, including aerospace, defense, medical, transportation, energy, industrial and consumer, or other influences on Carpenter Technology’s business such as new competitors, the consolidation of competitors, customers, and suppliers or the transfer of manufacturing capacity from the United States to foreign countries; (2) the ability of Carpenter Technology to achieve cash generation, growth, earnings, profitability, operating income, cost savings and reductions, qualifications, productivity improvements or process changes; (3) the ability to recoup increases in the cost of energy, raw materials, freight or other factors; (4) domestic and foreign excess manufacturing capacity for certain metals; (5) fluctuations in currency exchange rates; (6) the effect of government trade actions; (7) the valuation of the assets and liabilities in Carpenter Technology’s pension trusts and the accounting for pension plans; (8) possible labor disputes or work stoppages; (9) the potential that our customers may substitute alternate materials or adopt different manufacturing practices that replace or limit the suitability of our products; (10) the ability to successfully acquire and integrate acquisitions; (11) the availability of credit facilities to Carpenter Technology, its customers or other members of the supply chain; (12) the ability to obtain energy or raw materials, especially from suppliers located in countries that may be subject to unstable political or economic conditions; (13) Carpenter Technology’s manufacturing processes are dependent upon highly specialized equipment located primarily in facilities in Reading and Latrobe, Pennsylvania and Athens, Alabama for which there may be limited alternatives if there are significant equipment failures or a catastrophic event; (14) the ability to hire and retain key personnel, including members of the executive management team, management, metallurgists and other skilled personnel; (15) fluctuations in oil and gas prices and production; (16) uncertainty regarding the return to service of the Boeing 737 MAX aircraft and the related supply chain disruption; (17) potential impacts of the COVID-19 pandemic on our operations, financial results and financial position; (18) our efforts and efforts by governmental authorities to mitigate the COVID-19 pandemic, such as travel bans, shelter in place orders and business closures, and the related impact on resource allocations and manufacturing and supply chains; (19) our status as a “critical”, “essential” or “life-sustaining” business in light of COVID-19 business closure laws, orders and guidance being challenged by a governmental body or other applicable authority; (20) our ability to execute our business continuity, operational, budget and fiscal plans in light of the COVID-19 pandemic; and (21) our ability to successfully carry out restructuring and business exit activities on the expected terms and timelines. Any of these factors could have an adverse and/or fluctuating effect on Carpenter Technology’s results of operations. The forward-looking statements in this document are intended to be subject to the safe harbor protection provided by Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended. Carpenter Technology undertakes no obligation to update or revise any forward-looking statements. Non-GAAP and other financial measures Financial information included in this presentation is unaudited. Some of the information included in this presentation is derived from Carpenter Technology's consolidated financial information but is not presented in Carpenter Technology's financial statements prepared in accordance with U.S. Generally Accepted Accounting Principles (GAAP). Certain of these data are considered “non-GAAP financial measures” under SEC rules. These non-GAAP financial measures supplement our GAAP disclosures and should not be considered an alternative to the GAAP measure. Reconciliations to the most directly comparable GAAP financial measures and management’s rationale for the use of the non-GAAP financial measures can be found in the Appendix to this presentation. © 2021 CRS Holdings Inc. All rights reserved. 2Cautionary Statement Forward-looking statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Act of 1995. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ from those projected, anticipated or implied. The most significant of these uncertainties are described in Carpenter Technology’s filings with the Securities and Exchange Commission, including its report on Form 10-K for the year ended June 30, 2020, Form 10-Q for the quarters ended September 30, 2020, December 31, 2020 and March 31, 2021 and the exhibits attached to those filings. They include but are not limited to: (1) the cyclical nature of the specialty materials business and certain end-use markets, including aerospace, defense, medical, transportation, energy, industrial and consumer, or other influences on Carpenter Technology’s business such as new competitors, the consolidation of competitors, customers, and suppliers or the transfer of manufacturing capacity from the United States to foreign countries; (2) the ability of Carpenter Technology to achieve cash generation, growth, earnings, profitability, operating income, cost savings and reductions, qualifications, productivity improvements or process changes; (3) the ability to recoup increases in the cost of energy, raw materials, freight or other factors; (4) domestic and foreign excess manufacturing capacity for certain metals; (5) fluctuations in currency exchange rates; (6) the effect of government trade actions; (7) the valuation of the assets and liabilities in Carpenter Technology’s pension trusts and the accounting for pension plans; (8) possible labor disputes or work stoppages; (9) the potential that our customers may substitute alternate materials or adopt different manufacturing practices that replace or limit the suitability of our products; (10) the ability to successfully acquire and integrate acquisitions; (11) the availability of credit facilities to Carpenter Technology, its customers or other members of the supply chain; (12) the ability to obtain energy or raw materials, especially from suppliers located in countries that may be subject to unstable political or economic conditions; (13) Carpenter Technology’s manufacturing processes are dependent upon highly specialized equipment located primarily in facilities in Reading and Latrobe, Pennsylvania and Athens, Alabama for which there may be limited alternatives if there are significant equipment failures or a catastrophic event; (14) the ability to hire and retain key personnel, including members of the executive management team, management, metallurgists and other skilled personnel; (15) fluctuations in oil and gas prices and production; (16) uncertainty regarding the return to service of the Boeing 737 MAX aircraft and the related supply chain disruption; (17) potential impacts of the COVID-19 pandemic on our operations, financial results and financial position; (18) our efforts and efforts by governmental authorities to mitigate the COVID-19 pandemic, such as travel bans, shelter in place orders and business closures, and the related impact on resource allocations and manufacturing and supply chains; (19) our status as a “critical”, “essential” or “life-sustaining” business in light of COVID-19 business closure laws, orders and guidance being challenged by a governmental body or other applicable authority; (20) our ability to execute our business continuity, operational, budget and fiscal plans in light of the COVID-19 pandemic; and (21) our ability to successfully carry out restructuring and business exit activities on the expected terms and timelines. Any of these factors could have an adverse and/or fluctuating effect on Carpenter Technology’s results of operations. The forward-looking statements in this document are intended to be subject to the safe harbor protection provided by Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended. Carpenter Technology undertakes no obligation to update or revise any forward-looking statements. Non-GAAP and other financial measures Financial information included in this presentation is unaudited. Some of the information included in this presentation is derived from Carpenter Technology's consolidated financial information but is not presented in Carpenter Technology's financial statements prepared in accordance with U.S. Generally Accepted Accounting Principles (GAAP). Certain of these data are considered “non-GAAP financial measures” under SEC rules. These non-GAAP financial measures supplement our GAAP disclosures and should not be considered an alternative to the GAAP measure. Reconciliations to the most directly comparable GAAP financial measures and management’s rationale for the use of the non-GAAP financial measures can be found in the Appendix to this presentation. © 2021 CRS Holdings Inc. All rights reserved. 2

th 4 QUARTER FISCAL YEAR 2021 Tony Thene | President and Chief Executive Officer 3

Safety is Our Highest Value Total Case Incident Rate (TCIR) 4 3.9 3.7 3.5 3.3 3 2.5 2.2 2.1 2.0 2 1.5 1.3 1.2 1.1 1 0.6 0.5 0 FY12 FY13 FY14 FY15 FY16 FY17 FY18 FY19 FY20 FY21 © 2021 CRS Holdings Inc. All rights reserved. 4Safety is Our Highest Value Total Case Incident Rate (TCIR) 4 3.9 3.7 3.5 3.3 3 2.5 2.2 2.1 2.0 2 1.5 1.3 1.2 1.1 1 0.6 0.5 0 FY12 FY13 FY14 FY15 FY16 FY17 FY18 FY19 FY20 FY21 © 2021 CRS Holdings Inc. All rights reserved. 4

4th Quarter Summary • Results finished ahead of expectations as conditions improved across Aerospace and Defense and Medical end-use markets Continue to Actively • Strategic focus centered on driving liquidity, deepening our customer relationships and capitalizing on emerging market opportunities Manage our Business and • Generated $75 million of cash from operations; $43 million of free cash Drive Liquidity; Remain Well flow Positioned in Attractive End- • Athens qualifications process continued with key customers; additional Use Markets qualification received • Recently completed commissioning of hot strip mill at Reading campus © 2021 CRS Holdings Inc. All rights reserved. 54th Quarter Summary • Results finished ahead of expectations as conditions improved across Aerospace and Defense and Medical end-use markets Continue to Actively • Strategic focus centered on driving liquidity, deepening our customer relationships and capitalizing on emerging market opportunities Manage our Business and • Generated $75 million of cash from operations; $43 million of free cash Drive Liquidity; Remain Well flow Positioned in Attractive End- • Athens qualifications process continued with key customers; additional Use Markets qualification received • Recently completed commissioning of hot strip mill at Reading campus © 2021 CRS Holdings Inc. All rights reserved. 5

4th Quarter End-Use Market Highlights

Sales ex-surcharge down 7% year-over-year; up 17% sequentially

MARKET	Q4-21 NET SALES EX. SURCHARGE ($M)*	%	VS. Q4-20	VS. Q3-21	COMMENTS
AEROSPACE & DEFENSE	$165.5	48%	↓ -23%	↑ +21%	• Demand improving with more customers anticipating upticks in early 2022 ahead of firm orders • Wide variation in speed of recovery timing remains by customer and end platform • Defense: new platform activity remains strong
MEDICAL	$38.1	11%	↓ -9%	↑ +23%	• OEMs report increasing medical device procedures while distribution begins to replenish stock levels that are being influenced by market lead-times • Improving patient sentiment dependent on vaccination rates is being offset by new strain concerns
TRANSPORTATION	$36.5	11%	↑ +111%	↑ +25%	• Global light-duty vehicle outlook remains stable from prior quarter • Expecting extended summer shutdowns for OEMs to recalibrate workforce and supply chain • Heavy-duty truck performed well with more growth expected; opportunities to expand share with select customers
ENERGY	$13.4	4%	↓ -52%	↓ -26%	• Oil & gas slow recovery in North America; international markets remain stable with positive outlook • Year-over-year comparisons impacted by divestiture of Amega West business early in fiscal year 2021 • Power generation in recovery; order patterns expected to remain lumpy
INDUSTRIAL & CONSUMER	$67.8	20%	↑ +21%	↑ +21%	• Industrial: historically high demand in semiconductor / fluid control portfolio combined with recovering distribution and strength in tooling applications • Consumer: overall strong market demand; new application for electronics driving strong performance

*Excludes sales through Carpenter's Distribution businesses.

CARPENTER TECHNOLOGY
© 2021 CRS Holdings Inc. All rights reserved.
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th 4 QUARTER FISCAL YEAR 2021 FINANCIAL OVERVIEW AND BUSINESS UPDATE Tim Lain | Senior Vice President and Chief Financial Officer 7th 4 QUARTER FISCAL YEAR 2021 FINANCIAL OVERVIEW AND BUSINESS UPDATE Tim Lain | Senior Vice President and Chief Financial Officer 7

Income Statement Summary Sequential improvement in operating performance as demand conditions improved YEAR-OVER- SEQUENTIAL $ in millions, except pounds and per-share amounts Q4-21 Q4-20 Q3-21 YEAR CHANGE CHANGE Pounds ('000) 47,968 4 8,002 3 7,770 (34) 1 0,198 Net Sales 4 21.6 437.3 351.9 (15.7) 69.7 Net Sales ex. Surcharge Revenue* 348.1 3 75.9 298.1 (27.8) 5 0.0 Gross (Loss) Profit (21.3) (5.4) 12.8 (15.9) (34.1) Selling, General and Administrative Expenses 47.9 4 2.0 4 7.8 5.9 0.1 Special Items in Operating Loss* 5 8.2 139.3 10.3 (81.1) 47.9 Operating Loss (70.7) (148.2) (40.0) 7 7.5 (30.7) Adjusted Operating Loss* (12.5) (8.9) (29.7) (3.6) 1 7.2 % of Net Sales ex. Surcharge Revenue* -3.6% -2.4% -10.0% -1.2% 6.4% Effective Tax Rate 27.7% 20.2% 29.2% 7.5% -1.5% Net Loss (57.1) (118.4) (40.5) 6 1.3 (16.6) Diluted Loss per Share ($1.18) ($2.46) ($0.84) $1.28 ($0.34) Adjusted Diluted Loss per Share* ($0.28) ($0.16) ($0.54) ($0.12) $0.26 © 2021 CRS Holdings Inc. All rights reserved. *Detailed schedule included in Non-GAAP Schedules in Appendix. 8Income Statement Summary Sequential improvement in operating performance as demand conditions improved YEAR-OVER- SEQUENTIAL $ in millions, except pounds and per-share amounts Q4-21 Q4-20 Q3-21 YEAR CHANGE CHANGE Pounds ('000) 47,968 4 8,002 3 7,770 (34) 1 0,198 Net Sales 4 21.6 437.3 351.9 (15.7) 69.7 Net Sales ex. Surcharge Revenue* 348.1 3 75.9 298.1 (27.8) 5 0.0 Gross (Loss) Profit (21.3) (5.4) 12.8 (15.9) (34.1) Selling, General and Administrative Expenses 47.9 4 2.0 4 7.8 5.9 0.1 Special Items in Operating Loss* 5 8.2 139.3 10.3 (81.1) 47.9 Operating Loss (70.7) (148.2) (40.0) 7 7.5 (30.7) Adjusted Operating Loss* (12.5) (8.9) (29.7) (3.6) 1 7.2 % of Net Sales ex. Surcharge Revenue* -3.6% -2.4% -10.0% -1.2% 6.4% Effective Tax Rate 27.7% 20.2% 29.2% 7.5% -1.5% Net Loss (57.1) (118.4) (40.5) 6 1.3 (16.6) Diluted Loss per Share ($1.18) ($2.46) ($0.84) $1.28 ($0.34) Adjusted Diluted Loss per Share* ($0.28) ($0.16) ($0.54) ($0.12) $0.26 © 2021 CRS Holdings Inc. All rights reserved. *Detailed schedule included in Non-GAAP Schedules in Appendix. 8

SAO Segment Summary

Q4 OPERATING RESULTS					
	Q4-21	Q4-20	Q3-21	vs Q4-20	vs Q3-21
Pounds ('000)	47,712	46,124	37,260	1,588	10,452
Net Sales ($M)	361.5	369.4	299.6	(7.9)	61.9
Sales ex. Surcharge ($M)	289.9	308.6	246.5	(18.7)	43.4
Operating (Loss) Income ($M)	(47.3) *	5.3	(9.9)	(52.6)	(37.4)
% of Net Sales	*-13.1%*	*1.4%*	*-3.3%*	*-14.5%*	*-9.8%*
% of Sales ex. Surcharge	*-16.3%*	*1.7%*	*-4.0%*	*-18.0%*	*-12.3%*

Q4 business results

- Sales increased 18% sequentially on 28% higher volumes; shipments bolstered by close out of arrangements with select Aerospace customers to hold/defer material
- $47.9 million of non-cash LIFO decrement charge ($1.8 million in Q4-20) as efforts to reduce inventory resulted in additional $47 million reduction in current quarter; $193 million of inventory reduction in fiscal year 2021
- $2.1 million of COVID-19 related costs incurred in Q4-21 ($6.5 million in Q4-20, $2.1 million in Q3-21)

Q1-22 outlook

- Demand conditions expected to continue to improve; sales expected to be relatively flat sequentially
- Continue to drive operating cost improvements as activity levels increase while executing planned annual maintenance shutdowns
- Similar sequential operating income (excluding LIFO decrement) in Q1-22

*Includes $47.9 million of non-cash LIFO decrement charge

CARPENTER TECHNOLOGY © 2021 CRS Holdings Inc. All rights reserved.
9

PEP Segment Summary

Q4 OPERATING RESULTS					
	Q4-21	Q4-20	Q3-21	vs Q4-20	vs Q3-21
Pounds* ('000)	2,912	2,384	2,026	528	886
Net Sales ($M)	77.5	77.1	65.7	0.4	11.8
Sales ex. Surcharge ($M)	75.6	76.0	64.9	(0.4)	10.7
Operating Loss ($M)	(2.3) **	(8.4)	(3.3)	6.1	1.0
% of Net Sales	*-3.0%*	*-10.9%*	*-5.0%*	*7.9%*	*2.0%*
% of Sales ex. Surcharge	*-3.0%*	*-11.1%*	*-5.1%*	*8.1%*	*2.1%*

Q4 business results

- Sales increased 16% sequentially due to increasing demand conditions across all business units driven by Titanium materials used in Aerospace and Medical applications
- Continued to realize benefits of cost and portfolio actions taken over the last several quarters principally related to Additive business unit
- Operating results include $4.3 million non-cash LIFO decrement charge in Q4-21

Q1-22 outlook

- Demand patterns expected to continue to recover; sales expected to remain flat sequentially
- Ongoing focus on operating cost discipline and cash flow generation
- Operating loss expected to be $0 to $2 million in Q1-22

* Pounds includes only Dynamet and Additive businesses
** Includes $4.3 million of non-cash LIFO decrement charge

CARPENTER TECHNOLOGY © 2021 CRS Holdings Inc. All rights reserved.
10

Free Cash Flow Summary Continued to drive targeted inventory reductions; $132 million of free cash flow generated in fiscal 2021 $ MILLIONS Q1-21 Q2-21 Q3-21 Q4-21 FY21 FY20 Net (Loss) Income + Non-Cash Items 4 (3) 4 24 29 273 Inventory 85 71 26 57 239 30 Working Capital / Other 2 18 (20) 2 2 (64) Total Net Working Capital / Other 87 89 6 59 241 (34) Pension Plan Contributions (3) (2) (6) (9) (20) (7) Net Cash Provided from Operating Activities 88 84 4 75 250 232 Purchases of Property, Plant, Equipment and Software (33) (27) (19) (22) (101) (171) Proceeds from disposals of property, plant and equipment and assets held for sale - 2 - - 2 - Proceeds from divestiture of business 18 2 - - 20 - Dividends Paid (10) (10) (10) (10) (39) (39) Free Cash Flow * 63 51 (25) 43 132 22 Cash 219 271 244 287 287 193 Available Borrowing Under Credit Facility 394 394 295 295 295 224 Total Liquidity 613 665 539 582 582 417 The clerical accuracy of certain amounts may be impacted due to rounding. *Detailed schedule included in Non-GAAP Schedules in Appendix. © 2021 CRS Holdings Inc. All rights reserved. 11

Selected Fiscal Year 2022 Guidance $ in millions FY21 FY22 Estimate $553 $124 ~$135 Depreciation and Amortization $101 ~$125 Capital Expenditures $20 -- Required Minimum Pension Contributions $13 ~($8) Net Pension Expense (Income)* $33 ~$41 Interest Expense 23% 28-30% Effective Tax Rate *FY21 excludes pension settlement charges. © 2021 CRS Holdings Inc. All rights reserved. 12Selected Fiscal Year 2022 Guidance $ in millions FY21 FY22 Estimate $553 $124 ~$135 Depreciation and Amortization $101 ~$125 Capital Expenditures $20 -- Required Minimum Pension Contributions $13 ~($8) Net Pension Expense (Income)* $33 ~$41 Interest Expense 23% 28-30% Effective Tax Rate *FY21 excludes pension settlement charges. © 2021 CRS Holdings Inc. All rights reserved. 12

th 4 QUARTER FISCAL YEAR 2021 CLOSING COMMENTS Tony Thene | President and Chief Executive Officer 13th 4 QUARTER FISCAL YEAR 2021 CLOSING COMMENTS Tony Thene | President and Chief Executive Officer 13

Positioned to Capitalize on the Recovery • Total liquidity of $582 million, including $287 million in cash • Operating flexibility given strengthened financial position and extended Deep Customer maturities profile Relationships, Improved • Forged stronger relationships with key customers during the pandemic; secured Operations and Emerging market share gains and contract extensions Growth Platforms Support • Further implementing the Carpenter Operating Model to drive improved efficiency and reduced costs across our facilities Long-Term Sustainable Growth • Ongoing progress at Athens facility; offers incremental capacity to the Aerospace industry • Soft magnetics capabilities and additive manufacturing platform provide long- term growth opportunities © 2021 CRS Holdings Inc. All rights reserved. 14Positioned to Capitalize on the Recovery • Total liquidity of $582 million, including $287 million in cash • Operating flexibility given strengthened financial position and extended Deep Customer maturities profile Relationships, Improved • Forged stronger relationships with key customers during the pandemic; secured Operations and Emerging market share gains and contract extensions Growth Platforms Support • Further implementing the Carpenter Operating Model to drive improved efficiency and reduced costs across our facilities Long-Term Sustainable Growth • Ongoing progress at Athens facility; offers incremental capacity to the Aerospace industry • Soft magnetics capabilities and additive manufacturing platform provide long- term growth opportunities © 2021 CRS Holdings Inc. All rights reserved. 14

APPENDIX OF NON-GAAP SCHEDULES 15APPENDIX OF NON-GAAP SCHEDULES 15

Non-GAAP Schedules

Adjusted diluted (loss) earnings per share

$ MILLIONS, EXCEPT PER-SHARE AMOUNTS	Q4-21	Q4-20	Q3-21	FY21	FY20
Diluted (Loss) Earnings per Share	($1.18)	($2.46)	($0.84)	($4.76)	$0.02
Net (Loss) Income	(57.1)	(118.4)	(40.5)	(229.6)	1.5
Special Items, net of tax:					
LIFO decrement	37.3	1.4	-	37.3	1.4
COVID-19 costs	2.1	5.9	1.9	12.3	5.9
Inventory write-downs from restructuring	1.2	23.3	2.0	3.2	23.3
Restructuring and asset impairment charges	1.1	52.7	3.8	12.6	54.5
Goodwill impairment	-	27.5	-	52.7	27.5
Debt extinguishment losses, net	-	-	-	6.2	-
Pension settlement charges	1.9	-	6.7	8.6	-
Special Items, net of tax:	43.6	110.8	14.4	132.9	112.6
Net (Loss) Income Excluding Special Items	(13.5)	(7.6)	(26.1)	(96.7)	114.1
Adjusted Diluted (Loss) Earnings per Share	($0.28)	($0.16)	($0.54)	($2.01)	$2.36

Management believes that (loss) earnings per share adjusted to exclude the impact of special items is helpful in analyzing the operating performance of the Company, as these items are not indicative of ongoing operating performance. Management uses its results excluding these amounts to evaluate its operating performance and to discuss its business with investment institutions, the Company's board of directors and others.

CARPENTER TECHNOLOGY
© 2021 CRS Holdings Inc. All rights reserved.
16

Non-GAAP Schedules

Adjusted operating margin, excluding surcharge revenue and special items

$ MILLIONS	Q4-21	Q4-20	Q3-21	FY21	FY20
Net Sales	421.6	437.3	351.9	1,475.6	2,181.1
Less: Surcharge Revenue	73.5	61.4	53.8	222.8	352.4
Net Sales Excluding Surcharge Revenue	348.1	375.9	298.1	1,252.8	1,828.7
Operating (Loss) Income	(70.7)	(148.2)	(40.0)	(248.6)	25.3
Special Items:					
LIFO decrement	52.2	1.8	-	52.2	1.8
COVID-19 costs	2.9	7.4	2.7	17.3	7.4
Inventory write-downs from restructuring	1.6	29.3	2.6	4.2	29.3
Restructuring and asset impairment charges	1.5	66.2	5.0	16.6	68.5
Goodwill impairment	-	34.6	-	52.8	34.6
Special Items	58.2	139.3	10.3	143.1	141.6
Operating (Loss) Income Excluding Special Items	(12.5)	(8.9)	(29.7)	(105.5)	166.9
Operating Margin	**-16.8%**	**-33.9%**	**-11.4%**	**-16.8%**	**1.2%**
Adjusted Operating Margin Excluding Surcharge Revenue and Special Items	**-3.6%**	**-2.4%**	**-10.0%**	**-8.4%**	**9.1%**

Management believes that removing the impact of raw material surcharge from operating margin provides a more consistent basis for comparing results of operations from period to period, thereby permitting management to evaluate performance and investors to make decisions based on the ongoing operations of the Company. In addition, management believes that excluding the impact of special items from operating margin is helpful in analyzing the operating performance of the Company, as these items are not indicative of ongoing operating performance. Management uses its results excluding these amounts to evaluate its operating performance and to discuss its business with investment institutions, the Company's board of directors and others.

CARPENTER TECHNOLOGY
© 2021 CRS Holdings Inc. All rights reserved.
17

Non-GAAP Schedules

Free cash flow

$ MILLIONS	Q1-21	Q2-21	Q3-21	Q4-21	FY21	FY20
Net cash provided from operating activities	88.0	83.6	3.8	74.5	250.0	231.8
Purchases of property, plant, equipment and software	(33.3)	(26.6)	(18.6)	(22.1)	(100.5)	(171.4)
Proceeds from disposals of property and equipment and assets held for sale	-	1.5	0.1	-	1.6	0.2
Proceeds from divestiture of business	17.6	2.4	-	-	20.0	-
Dividends paid	(9.7)	(9.9)	(9.8)	(9.8)	(39.1)	(38.8)
Free Cash Flow	62.6	51.0	(24.5)	42.6	132.0	21.8

Management believes that the free cash flow measure provides useful information to investors regarding the Company's financial condition because it is a measure of cash generated, which management evaluates for alternative uses.

The clerical accuracy of certain amounts may be impacted due to rounding.

CARPENTER TECHNOLOGY
© 2021 CRS Holdings Inc. All rights reserved.
18

Your trusted partner in innovation. Carpenter Technology Corporation (NYSE: CRS) is a global leader in high-performance specialty alloy-based materials and process solutions for critical applications in the aerospace, defense, medical, transportation, energy, industrial and consumer electronics markets. For additional information, please contact your nearest sales office: info@cartech.com | 610 208 2000 19 carpentertechnology.comYour trusted partner in innovation. Carpenter Technology Corporation (NYSE: CRS) is a global leader in high-performance specialty alloy-based materials and process solutions for critical applications in the aerospace, defense, medical, transportation, energy, industrial and consumer electronics markets. For additional information, please contact your nearest sales office: info@cartech.com | 610 208 2000 19 carpentertechnology.com